                           ELITRA PHARMACEUTICALS INC.

                 THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER
                                       AND
                                CO-SALE AGREEMENT

         THIS THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT (the "Agreement") is made as of this 18th day of August, 2000, by and among ELITRA PHARMACEUTICALS INC., a Delaware corporation (the "Company"), the holders of the Company's Series A Preferred Stock listed on EXHIBIT A hereto, the holders of the Company's Series B Preferred Stock listed on EXHIBIT A hereto, the holder of the Company's Series C Preferred Stock listed on EXHIBIT A hereto, the holder of the Company's Series D Preferred Stock listed on EXHIBIT A hereto, the holders of the Company's Series E Preferred Stock listed on EXHIBIT A hereto (collectively, the "Investors"), and certain holders of the Company's Common Stock listed on EXHIBIT B hereto (collectively with the Investors, the "Stockholders").

                                    RECITALS

         WHEREAS, certain of the Investors hold shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock"), shares of the Company's Series C Preferred Stock (the "Series C Preferred Stock") and shares of the Company's Series D Preferred Stock (the "Series D Preferred Stock"), and possess certain rights of first offer and co-sale rights pursuant to an existing Second Amended and Restated Right of First Offer and Co-Sale Agreement dated as of June 30, 2000 by and among the Company, certain holders of the Company's Common Stock and such Investors (the "Prior Agreement");

         WHEREAS, the undersigned Investors who hold Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock hold more than sixty-six and two-thirds percent (66 2/3%) in interest of the Common Stock or securities convertible into Common Stock held by the Investors (as defined in the Prior Agreement) and the undersigned Stockholders who hold Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Common Stock hold more than sixty-six and two-thirds percent (66 2/3%) in interest of the Common Stock or securities convertible into Common Stock held by the Stockholders (as defined in the Prior Agreement), and such Investors and the Company desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement, with the Prior Agreement being superseded and of no further force or effect as of the date hereof;

         WHEREAS, certain Investors are purchasing shares of the Company's Series E Preferred Stock (the "Series E Preferred Stock") and warrants to purchase shares of Series E Preferred Stock (the "Warrants") pursuant to that certain Series E Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") dated as of the date hereof, among such Investors and the Company;

                                    1.

         WHEREAS, such Investors were induced by the Company to purchase the Series E Preferred Stock and the Warrants in part by the Company's and the Stockholders' agreement to enter into this Agreement; and

         WHEREAS, the parties desire to enter into this Agreement in order to grant rights of first offer to each Stockholder and rights of co-sale to each Investor.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

1.       DEFINITIONS.

         1.1 "STOCKHOLDER STOCK" shall mean shares of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock now owned or subsequently acquired by the Stockholders by gift, purchase, dividend, option exercise, warrant exercise or any other means whether or not such securities are only registered in a Stockholder's name or beneficially or legally owned by such Stockholder, including any interest of a spouse in any of the Stockholder Stock, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Stockholder Stock owned by the Stockholders as of the date hereof is set forth on EXHIBIT A and EXHIBIT B, which Exhibits may be amended from time to time by the Company to reflect changes in the number of shares owned by the Stockholders, but the failure to so amend shall have no effect on such Stockholder Stock being subject to this Agreement.

         1.2 "INVESTOR STOCK" shall mean the shares of the Company's Common Stock now owned or subsequently acquired by the Investors whether or not such securities are only registered in an Investor's name or beneficiary or otherwise legally owned by such Investor.

         1.3 "COMMON STOCK" shall mean the Company's Common Stock and shares of Common Stock issued or issuable upon conversion of the Company's outstanding preferred stock or exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock.

         1.4 For purposes of this Agreement, the term "TRANSFER" shall include any sale, assignment, encumbrance, hypothecation, pledge, conveyance in trust, gift, transfer by request, devise or descent, or other transfer or disposition of any kind, including, but not limited to, transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, of any of the Stockholder Stock.

2.       TRANSFERS BY A STOCKHOLDER.

         2.1 NOTICE OF TRANSFER. If a Stockholder (a "SELLING STOCKHOLDER") proposes to Transfer any shares of Stockholder Stock, such Selling Stockholder shall provide the applicable form of notice, as set forth below.

         (a) If a Selling Stockholder proposes to Transfer shares of Stockholder Stock to another Stockholder then the Selling Stockholder shall promptly give written notice (the

                                    2.

"NOTICE") simultaneously to the Company and to each of the other Stockholders at least thirty (30) days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Stockholder Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section 3(a), the Notice shall state under which section the Transfer is being made.

         (b) If a Selling Stockholder proposes to Transfer shares of Stockholder Stock to any person or entity who is not a Stockholder then the Selling Stockholder shall promptly give the CO-SALE NOTICE specified in
Section 2.3 hereof, and the procedures set forth in Section 2.2 shall be inapplicable to such transfer.

   2.2   STOCKHOLDER RIGHT OF FIRST OFFER.

         (a) With respect to any Transfer of shares of Stockholder Stock by a Selling Stockholder to another Stockholder (the "PROPOSED STOCKHOLDER TRANSFEREE"), each Stockholder (other than the Selling Stockholder and the Proposed Stockholder Transferee) shall have the right, exercisable upon written notice to the Selling Stockholder (the "STOCKHOLDER NOTICE") within ten (10) days after the receipt of the Stockholder Notice, to purchase its PRO RATA share of the Stockholder Stock subject to the Stockholder Notice and on the same terms and conditions as set forth therein. The Stockholders who so exercise their rights (the "PARTICIPATING STOCKHOLDERS") shall effect the purchase of the Stockholder Stock, including payment of the purchase price, not more then five (5) days after delivery of the Stockholder Notice, and at such time the Stockholder shall deliver to the Stockholders the certificate(s) representing the Stockholder Stock to be purchased by the Participating Stockholders, each certificate to be properly endorsed for transfer.

         (b) Each Stockholder's PRO RATA share shall be equal to the product obtained by multiplying (x) the aggregate number of shares of Stockholder Stock covered by the Stockholder Notice and (y) a fraction, the numerator of which is the number of shares of Common Stock owned by the Participating Stockholder at the time of the Transfer and the denominator of which is the total number of shares of Common Stock owned by all of the Stockholders (other than the Selling Stockholders) at the time of the Transfer.

   2.3   RIGHT OF CO-SALE.

         (a) In the event that (i) the Stockholders fail to exercise their right to purchase all of the Stockholder Stock subject to the Right of First Offer, following the exercise or expiration of the right of purchase set forth in Section 2.2, or (ii) a Selling Stockholder proposes to Transfer shares of Stockholder Stock to any person or entity who is not a Stockholder, then the Selling Stockholder shall deliver to the Company and each Investor written notice (the "CO-SALE NOTICE") that each Investor shall have the right, exercisable upon written notice to such Selling Stockholder within fifteen (15) days after receipt of the Co-Sale Notice, to participate in such Transfer of Stockholder Stock on the same terms and conditions. Such notice shall indicate the number of shares of Investor Stock such Investor wishes to sell under his or her right to participate. To the extent one or more of the Investors exercise such right of participation in

                                    3.

accordance with the terms and conditions set forth below, the number of shares of Stockholder Stock that the Selling Stockholder may sell in the transaction shall be correspondingly reduced.

         (b) Each Investor may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Stockholder Stock covered by the Co-Sale Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock owned by such Investor at the time of the Transfer and the denominator of which is the total number of shares of Common Stock owned by such Selling Stockholder and the Investors at the time of the Transfer.

         (c) Each Investor who elects to participate in the Transfer pursuant to this Section 2.3 (a "CO-SALE PARTICIPANT") shall effect its participation in the Transfer by promptly delivering to the Selling Stockholder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

              (i) the type and number of shares of Common Stock which such Co-Sale Participant elects to sell; or

              (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Co-Sale Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, such Co-Sale Participant shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in Section 2.3(c)(i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

         (d) The stock certificate or certificates that the Co-Sale Participant delivers to the Selling Stockholder pursuant to Section 2.3(c) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Selling Stockholder shall concurrently therewith remit to such Co-Sale Participant that portion of the sale proceeds to which such Co-Sale Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Co-Sale Participant exercising its rights of co-sale hereunder, such Selling Stockholder shall not sell to such prospective purchaser or purchasers any Stockholder Stock unless and until, simultaneously with such sale, such Selling Stockholder shall purchase such shares or other securities from such Co-Sale Participant on the same terms and conditions specified in the Co-Sale Notice.

         (e) The exercise or non-exercise of the rights of the Investors hereunder to participate in one or more Transfers of Stockholder Stock made by the Selling Stockholder shall not adversely affect their rights to participate in subsequent Transfers of Stockholder Stock subject to Section 2.1.

         (f) If none of the Investors elect to participate in the sale of the Stockholder Stock subject to the Co-Sale Notice, such Selling Stockholder may, not later than sixty (60) days following delivery to the Company of the Co-Sale Notice, enter into an agreement providing for

                                    4.

the closing of the Transfer of the Stockholder Stock covered by the Co-Sale Notice within thirty (30) days of such agreement on terms and conditions not more materially favorable to the transferor than those described in the Co-Sale Notice. Any proposed Transfer on terms and conditions materially more favorable than those described in the Co-Sale Notice, as well as any subsequent proposed Transfer of any of the Stockholder Stock by a Selling Stockholder, shall again be subject to the first refusal and co-sale rights of the Stockholders or Investors and shall require compliance by a Selling Stockholder with the procedures described in this Section 2.

3.   EXEMPT TRANSFERS.

     (a) Notwithstanding the foregoing, the foregoing right of first offer of the Stockholders and co-sale rights of the Investors shall not apply to (i) any transfer or transfers by a Stockholder which in the aggregate, over the term of this Agreement, amount to no more than fifty thousand (50,000) shares of Stockholder Stock held by a Stockholder as of the date hereof (as adjusted for stock splits, dividends and the like), (ii) any transfer to the ancestors, descendants or spouse of the Stockholder or to trusts for the benefit of such persons or the Stockholder, (iii) a transfer by a Stockholder which is (A) a partnership to either its partners or former partners in accordance with partnership interests, or to its affiliated entities, (B) a corporation to its shareholders in accordance with their interest in the corporation, or (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company,
(iv) any pledge of Stockholder Stock made pursuant to a BONA FIDE loan transaction that creates a mere security interest, or (v) any BONA FIDE gift; PROVIDED that in the event of any transfer made pursuant to one of the exemptions provided by clauses (ii), (iii), (iv) and (v), (A) the Stockholder shall inform the other Stockholders and the Company of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the other Stockholders and the Company with a written agreement to be bound by and comply with all provisions of Section 2. Except with respect to Stockholder Stock transferred under clause (i) above (which Stockholder Stock shall no longer be subject to the right of first refusal and co-sale rights of the Investors), such transferred Stockholder Stock shall remain "STOCKHOLDER STOCK" hereunder, and such pledgee, transferee or donee shall be treated as a "STOCKHOLDER" for purposes of this Agreement.

     (b) Notwithstanding the foregoing, the provisions of Section 2 shall not apply to the sale of any Stockholder Stock to the public pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     (c) This Agreement is subject to, and shall in no manner limit the right which the Company may have to repurchase securities from a Stockholder pursuant to a stock restriction agreement, the Company's Bylaws or other agreement between the Company and the Stockholder.

4.   PROHIBITED TRANSFERS.

     (a) In the event that a Stockholder should Transfer any Stockholder Stock in contravention of the co-sale rights of each Investor under this Agreement (a "PROHIBITED TRANSFER"), each Investor, in addition to such other remedies as may be available at law, in

                                    5.

equity or hereunder, shall have the put option provided below, and such Selling Stockholder shall be bound by the applicable provisions of such option.

     (b) In the event of a Prohibited Transfer, each Investor shall have the right to sell to such Selling Stockholder the type and number of shares of Common Stock equal to the number of shares each Investor would have been entitled to transfer to the purchaser under Section 2.4 hereof had the Prohibited Transfer been effected pursuant to and in compliance with the terms hereof. Such sale shall be made on the following terms and conditions:

           (i) The price per share at which the shares are to be sold to the Selling Stockholder shall be equal to the price per share paid by the purchaser to such Selling Stockholder in such Prohibited Transfer. The
Selling Stockholder shall also reimburse each Investor for any and all fees and expenses, including legal fees and expenses, incurred pursuant to the exercise or the attempted exercise of the Investor's rights under Section 2.3.

           (ii) Within ninety (90) days after the date on which an Investor received notice of the Prohibited Transfer or otherwise became aware of the Prohibited Transfer, such Investor shall, if exercising the option created hereby, deliver to the Selling Stockholder the certificate or certificates representing shares to be sold, each certificate to be properly endorsed for transfer.

           (iii) Such Selling Stockholder shall, upon receipt of the certificate or certificates for the shares to be sold by an Investor, pursuant to this Section 4(b), pay the aggregate purchase price therefor and the amount of reimbursable fees and expenses, as specified in Section 4(b)(i), in cash or by other means acceptable to the Investor.

     (c) Notwithstanding the foregoing, any attempt by a Selling Stockholder to transfer Stockholder Stock in violation of Section 2.2 or 2.3 hereof shall be voidable at the option of a majority in interest the Stockholders (with respect to Section 2.2), or a majority in interest of the Investors (with respect to 2.3) if the Investors do not elect to exercise the put option set forth in this Section 4, and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of a majority in interest of the Investors.

5.   LEGEND.

     (a) Each certificate representing shares of Stockholder Stock now or hereafter owned by the Stockholder or issued to any person in connection with a transfer pursuant to Section 3(a) hereof (other than clause (i) thereof) shall be endorsed with the following legend:

                  "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT BY AND BETWEEN THE SHAREHOLDER, THE COMPANY AND CERTAIN HOLDERS OF STOCK OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

                                    6.

     (b) The Stockholders agree that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 5(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

6.   MISCELLANEOUS.

     (a) CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Stockholders' rights under this Agreement shall be subject to and conditioned upon, and the other Stockholders and the Company shall use their best efforts to assist each Stockholder in, compliance with applicable laws.

     (b) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     (c) AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Investors, by persons holding more than sixty-six and two-thirds percent (66 2/3%) in interest of the Common Stock held by the Investors and their assignees, pursuant to Section 6(d) hereof, and (iii) as to the Stockholders, only by persons holding more than sixty-six and two-thirds percent (66 2/3%) in interest of the Common Stock held by the Stockholders (including any Investor) and their assignees, pursuant to Section 6(d) hereof; provided, that no consent of any Stockholder shall be necessary for any amendment and/or restatement which includes additional holders of Common Stock, Preferred Stock or other preferred stock of the Company as "Stockholders" and/or "Investors" and parties hereto. Any amendment or waiver effected in accordance with clauses (i), (ii), and (iii) of this Section 6(c) shall be binding upon the Company and each Stockholder and their respective successors and assigns.

     (d) ASSIGNMENT OF RIGHTS. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement, including the Prior Agreement, among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

     (e) TERM. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

                 (i) the date of the closing of a firmly underwritten public offering of the Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission, and declared effective under the Securities Act of 1933, as amended;

                 (ii) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own,

                                    7.

immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, PROVIDED that this Section 6(e)(ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company; or

                 (iii) the date as of which the parties hereto terminate this Agreement by written consent of at least sixty-six and two-thirds percent (66 2/3%) in interest of the Investors and at least sixty-six and two-thirds percent (66 2/3%) in interest of the Stockholders.

     (f) OWNERSHIP. Each Stockholder represents and warrants that it is the sole legal and beneficial owner of those shares of Stockholder Stock currently held by such Stockholder subject to the Agreement and that no other person has any interest (other than a community property interest) in such shares.

     (g) NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on Exhibit A or Exhibit B hereto, as applicable, or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     (h) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (i) ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     (j) ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

     (k) ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock may become a party to this

                                    8.

Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "INVESTOR" hereunder.

     (l) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






                                    9.

         The foregoing THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT is hereby executed as of the date first above written.



COMPANY:                                INVESTORS:


ELITRA PHARMACEUTICALS INC.             INCYTE GENOMICS, INC.

/s/ Harry F. Hixson                     /s/ Roy A. Whitfield
-----------------------------           ---------------------------------------
By:  Dr. Harry F. Hixson                By:  Roy A. Whitfield
                                           ------------------------------------
Title: President                        Title:  Chief Executive Officer
                                             ----------------------------------

                                        LG CHEMICAL LTD.


                                        ---------------------------------------
                                        By:
                                        Title:


                                        ENTERPRISE PARTNERS IV, L.P.

                                        /s/ James H. Berglund
                                        ---------------------------------------
                                        By: James H. Berglund
                                        Title: General Partner


                                        ENTERPRISE PARTNERS IV ASSOCIATES, L.P.

                                        /s/ James H. Berglund
                                        ---------------------------------------
                                        By: James H. Berglund
                                        Title: General Partner


                                        MAYFIELD   ASSOCIATES  FUND  III,  a
                                        California  Limited Partnership
                                        By: MAYFIELD VIII  MANAGEMENT,  LLC., a
                                        Delaware  Limited Liability Company, its
                                        General Partner

                                        /s/ Russell Hirsch
                                        ---------------------------------------
                                        By: Russell Hirsch
                                        Title: General Partner


                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

                                        MAYFIELD VIII, a California Limited
                                        Partnership

                                        By: MAYFIELD VIII  MANAGEMENT,  LLC., a
                                        Delaware  Limited Liability Company, its
                                        General Partner

                                        /s/ Russell Hirsch
                                        ---------------------------------------
                                        By: Russell Hirsch
                                        Title: General Partner


                                        HUTTON LIVING TRUST

                                        /s/ Wende S. Hutton
                                        ---------------------------------------
                                        By: Wende S. Hutton
                                        Title: Trustee


                                        PATHO TRUST

                                        /s/ James Beck
                                        ---------------------------------------
                                        By: James Beck
                                            -----------------------------------
                                        Title: Administrative Trustee
                                              ---------------------------------


                                        WALDEN-SBIC, L.P.

                                        /s/ Arthur S. Berliner
                                        ---------------------------------------
                                        By: Arthur S. Berliner
                                            -----------------------------------
                                        Title: General Partner
                                              ---------------------------------


                                        WIG-GLOBAL VENTURES PTE. LTD.

                                        /s/ Lip-Bu Tan
                                        ---------------------------------------
                                        By: Lip-Bu Tan
                                           ------------------------------------
                                        Title: Director
                                               --------------------------------


                                        INTERNATIONAL VENTURES CAPITAL
                                        INVESTMENT CORP.

                                        /s/ Lip-Bu Tan
                                        ---------------------------------------
                                        By: Lip-Bu Tan
                                           ------------------------------------
                                        Title: President
                                               --------------------------------


                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

                                        PACVEN WALDEN VENTURES IV, L.P.

                                        /s/ Lip-Bu Tan
                                        ---------------------------------------
                                        By: Lip-Bu Tan
                                            -----------------------------------
                                        Title:  Director of Pacven Walden
                                                Management Co., Ltd. as General
                                                Partner of Pacven Walden
                                                Management III, L.P. as General
                                                Partner of Pacven Walden
                                                Ventures IV, L.P.


                                        PACVEN WALDEN VENTURES IV ASSOCIATES
                                        FUND, L.P.

                                        /s/ Lip-Bu Tan
                                        ---------------------------------------
                                        By: Lip-Bu Tan
                                           ------------------------------------
                                        Title:  Director of Pacven Walden
                                                Management Co., Ltd. as General
                                                Partner of Pacven Walden
                                                Ventures IV Associates Fund.,
                                                L.P.


                                        INTERWEST PARTNERS VI, L.P.
                                        By: InterWest Management Partners VI,
                                            LLC
                                        Its: General Partner

                                        /s/ Arnold Oronsky
                                        ---------------------------------------
                                        By: Arnold Oronsky, Managing Director



                                        INTERWEST INVESTORS VI, LP
                                        By: InterWest Management Partners VI,
                                            LLC
                                        Its: General Partner

                                        /s/ Arnold Oronsky
                                        ---------------------------------------
                                        By: Arnold Oronsky, Managing Director


                                        GENECHEM TECHNOLOGIES VENTURE FUND, L.P.

                                        /s/ Louis Lacasse
                                        ---------------------------------------
                                        By:  Louis Lacasse
                                        Title: President


                                        TECHAMP INTERNATIONAL, L.P.

                                        /s/ illegible
                                        ---------------------------------------
                                        By:
                                           ------------------------------------
                                        Title:  Vice President
                                              ---------------------------------

                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

                                        KOFFLER FAMILY, LIMITED PARTNERSHIP

                                        /s/ Richard J. Bornstein
                                        ---------------------------------------
                                        By: Richard J. Bornstein
                                           ------------------------------------
                                        Title: Member oF Gen. Part.
                                              ---------------------------------

                                        /s/ Richard J. Bornstein
                                        ---------------------------------------
                                        RICHARD J. BORNSTEIN


                                        BEAR PAW CAPITAL LLC

                                        /s/ Anthony J. Deluca
                                        ---------------------------------------
                                        By:  Anthony J. Deluca
                                           ------------------------------------
                                        Title: Manager
                                               --------------------------------


                                        THE SEARS LIVING TRUST DTD 3/11/91

                                        /s/ Lowell E. Sears
                                        ---------------------------------------
                                        By:  Lowell E. Sears
                                        Title: Trustee


                                        COMDISCO, INC.

                                        /s/ Jill C. Hanses
                                        ---------------------------------------
                                        By:  Jill C. Hanses
                                           ------------------------------------
                                        Title:  Senior Vice President
                                             ----------------------------------


                                        U.S. BANCORP PIPER JAFFRAY ECM FUND I,
                                        LLC


                                        /s/ John R. Jacobs
                                        ---------------------------------------
                                        By:  John R. Jacobs
                                             ----------------------------------
                                        Title:  Managing Director
                                               --------------------------------


                                        /s/ Stelios Papadopoulos
                                        ---------------------------------------
                                        STELIOS PAPADOPOULOS


                                        COOPER HILL PARTNERS, LLC

                                        /s/ illegible
                                        ---------------------------------------
                                        By:
                                           ------------------------------------
                                        Title: CEO
                                              ---------------------------------

                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

                                        ALEXANDRIA REAL ESTATE EQUITIES, L.P.

                                        By:  ARE-QRS CORP., a Maryland
                                               corporation, general partner

                                        /s/ Laurie A. Allen
                                        ---------------------------------------
                                        By: Laurie A. Allen
                                           ------------------------------------
                                        Title:  Senior Vice President, Business
                                                Development & Legal Affairs


                                        POLINSKY FAMILY TRUST

                                        /s/ Alex Polinsky
                                        ---------------------------------------
                                        By:  Alex Polinsky
                                           ------------------------------------
                                        Title: Trustee
                                               --------------------------------


                                        VAPNEK LIVING TRUST

                                        /s/ Daniel Vapnek
                                        ---------------------------------------
                                        By:  Daniel Vapnek
                                             ----------------------------------
                                        Title: Trustee
                                              ---------------------------------


                                        GOLDBERG FAMILY TRUST UTD 5/8/80

                                        /s/ Frank M. Goldberg
                                        ---------------------------------------
                                        By:  Frank M. Goldberg
                                            -----------------------------------
                                        Title: Trustee
                                               --------------------------------


                                        SCHNEIDER TRUST, UTD 1/30/99

                                        /s/ Elaine B. Schneider
                                        ---------------------------------------
                                        /s/ Jerry A. Schneider
                                        ---------------------------------------
                                        By:  Elaine B. Schneider and Jerry A.
                                             Schneider
                                           ------------------------------------
                                        Title: Trustees
                                               --------------------------------

                                        /s/ Maarten Chrispeels
                                        ---------------------------------------
                                        MAARTEN CHRISPEELS


                                        THE BROWN FAMILY TRUST

                                        /s/ Marvin R. Brown
                                        ---------------------------------------
                                        By:     Marvin R. Brown
                                               --------------------------------
                                        Title:  Trustee
                                               --------------------------------

                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

                                        DENNIS A. MCCONNELL LIVING TRUST

                                        /s/ Dennis A. McConnell
                                        ---------------------------------------
                                        By: Dennis A. McConnell, Trustee
                                           ------------------------------------

                                        /s/ William Husic
                                        ---------------------------------------
                                        WILLIAM HUSIC


                                        YALTA INVESTMENTS, L.P.

                                        /s/ Lev Leytes
                                        ---------------------------------------
                                        By: Lev Leytes
                                            -----------------------------------
                                        Title:   General Partner
                                               --------------------------------


                                        PACIFIC VENTURE GROUP II, L.P.
                                        By:  PVG EQUITY PARTNERS II, L.L.C.
                                        Its:  General Partner

                                        /s/ Ralph Sabin
                                        ---------------------------------------
                                        By:      Ralph Sabin
                                              ---------------------------------
                                        Title:   Managing Director
                                              ---------------------------------


                                        PVG ASSOCIATES II, L.P.
                                        By:  PVG EQUITY PARTNERS II, L.L.C.
                                        Its:  General Partner

                                        /s/ Ralph Sabin
                                        ---------------------------------------
                                        By:     Ralph Sabin
                                              ---------------------------------
                                        Title:  Managing Director


                                        VLG INVESTMENTS 1998

                                        ---------------------------------------
                                        By:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------


                                        SENVEST INTERNATIONAL LLC

                                        /s/ Richard Mashaal
                                        ---------------------------------------
                                        By:     Richard Mashaal
                                              ---------------------------------
                                        Title:  President
                                              ---------------------------------


                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

                                        SENVEST MASTER FUND L.P.


                                        /s/ Richard Mashaal
                                        ---------------------------------------
                                        By:  Richard Mashaal
                                              ---------------------------------
                                        Title: General Partner
                                              ---------------------------------

                                        /s/ Robert Mashaal
                                        ---------------------------------------
                                        ROBERT MASHAAL

                                        /s/ Terri Chernick
                                        ---------------------------------------
                                        TERRI CHERNICK


                                        /s/ Harry Hixson
                                        ---------------------------------------
                                        DR. HARRY HIXSON


                                        GC&H INVESTMENTS

                                        By:
                                              ---------------------------------
                                        Title:
                                              ---------------------------------


COMMON STOCKHOLDERS:


/s/ Harry Hixson
----------------------------
Dr. Harry Hixson


----------------------------
Judith W. Zyskind, Ph.D.


----------------------------
R. Allyn Forsyth, Ph.D.


----------------------------
Roger Albert Forsyth, M.D.


----------------------------
Blair Lee Hixson


----------------------------
Virginia Ann McDonald




                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

CLAIRE-MARIE THERESE HIXSON TRUST


By: /s/ Dennis A. McConnell
   ----------------------------
        Dennis McConnell
Title:  Trustee



HARRY F. HIXSON III TRUST

By: /s/ Dennis McConnell
   ----------------------------
        Dennis McConnell
Title:  Trustee


-------------------------------
Mary Helen Richter


-------------------------------
Ashley Hixson Vest



THERESE GRILLOT HIXSON  TRUST

By:
   ----------------------------
Name:
     --------------------------
Title:  Trustee


                              SIGNATURE PAGE TO
    THIRD AMENDED AND RESTATED RIGHT OF FIRST OFFER AND CO-SALE AGREEMENT

                                                     EXHIBIT A

                                                 LIST OF INVESTORS



                                                                                  STOCKHOLDER STOCK
                                                   ---------------------------------------------------------------------------------
                                                     SERIES A         SERIES B           SERIES C          SERIES D        SERIES E
                                                   ------------    --------------    ---------------   --------------  -------------
Enterprise Partners IV Associates, L.P.                180,000          320,000            - - -            - - -            24,615
7979 Ivanhoe Street, Suite 550
La Jolla, California 92037

Enterprise Partners IV, L.P.                         2,070,001        3,680,000            - - -            - - -           283,077
7979 Ivanhoe Street, Suite 550
La Jolla, California  92037

Mayfield Associates Fund III                           112,500          200,000            - - -            - - -            15,385
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025

Mayfield VIII                                        2,137,501        3,800,000            - - -            - - -           292,307
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025

VLG Investments 1998                                    15,151            - - -            - - -            - - -             - - -
Attention: Mark Silverman
2800 Sand Hill Road
Menlo Park, California  94025

GC&H Investments                                        30,303            - - -            - - -            - - -             - - -
Attention: John L. Cardoza
One Maritime Plaza
San Francisco, Ca 94111

International Ventures Capital Investment Corp.          - - -          266,667            - - -            - - -            14,480
   (Walden)
750 Battery Street, 7th Floor
San Francisco, California 94111

Pacven Walden Ventures IV Associates Fund, L.P.          - - -           67,100            - - -            - - -             3,643
750 Battery Street, 7th Floor
San Francisco, California 94111

Pacven Walden Ventures IV, L.P.                          - - -        3,599,567            - - -            - - -           195,450
750 Battery Street, 7th Floor
San Francisco, California 94111



                                                                                  STOCKHOLDER STOCK
                                                   ---------------------------------------------------------------------------------
                                                     SERIES A         SERIES B           SERIES C          SERIES D        SERIES E
                                                   ------------    --------------    ---------------   --------------  -------------
Walden-SBIC, L.P.                                        - - -        1,333,333            - - -            - - -            72,400
750 Battery Street, 7th Floor
San Francisco, California 94111

WIG-Global Ventures PTE. Ltd.                            - - -          400,000            - - -            - - -            21,719
750 Battery Street, 7th Floor
San Francisco, California 94111

Interwest Partners                                       - - -        4,848,000            - - -            - - -           298,336
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California 94025

Interwest Investors                                      - - -          152,000            - - -            - - -             9,354
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California 94025

GeneChem Technologies Venture Fund, L.P.                 - - -        1,333,333            - - -            - - -           307,692
1001, de Maisonneuve, West
Suite 920
Montreal, Quebec #3A 3C8
Canada

Koffler Family, Limited Partnership                      - - -          333,333            - - -            - - -           230,769
One Providence Washington Plaza
Providence, RI  02903

Richard J. Bornstein                                     - - -           66,666            - - -            - - -            61,538
2 Sloans Curve Drive
Palm Beach, FL  33480

Terri Chernick                                           - - -          266,666            - - -            - - -           123,076
1131 Las Alturas Road
Santa Barbara, CA  93103

Dr. Harry Hixson                                         - - -          666,666            - - -            - - -           400,000
Separate Property Trust
8518 Ruette Monte Carlo
La Jolla, CA 92037



                                                                                  STOCKHOLDER STOCK
                                                   ---------------------------------------------------------------------------------
                                                     SERIES A         SERIES B           SERIES C          SERIES D        SERIES E
                                                   ------------    --------------    ---------------   --------------  -------------
LG Chemical Ltd                                          - - -            - - -        1,041,667            - - -             - - -
LG Twin Tower, 20
Yoido-dong, Youngdorgpo-gu, Seoul
150-721, Korea


Incyte Genomics, Inc.                                    - - -            - - -            - - -        1,538,462           615,384
3160 Porter Drive
Palo Alto, CA  94304


TechAMP International, L.P.                              - - -            - - -            - - -            - - -           307,692
AM Pappas & Associates
Headquarters Park - Beta Bldg.
Suite 420
2222 Chapel Hill - Nelson Highway
Durham, NC  27713


Bear Paw Capital LLC                                     - - -            - - -            - - -            - - -           212,307
The Koffler Group
One Providence Washington Plaza
Providence, RI  02903


Hutton Living Trust                                      - - -            - - -            - - -            - - -            15,384
Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025


Patho Trust                                              - - -            - - -            - - -            - - -           144,615
Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025


The Sears Living Trust Dtd 3/11/91                       - - -            - - -            - - -            - - -            38,461
c/o Lowell Sears
Sears Capital Management, Inc.
70 Cheyenne Point
Portola Valley, CA  94028-7623


Comdisco, Inc.                                           - - -            - - -            - - -            - - -           153,846
6111 North River Road
Rosemont, IL  60018
Attn:  Venture Group



                                                                                  STOCKHOLDER STOCK
                                                   ---------------------------------------------------------------------------------
                                                     SERIES A         SERIES B           SERIES C          SERIES D        SERIES E
                                                   ------------    --------------    ---------------   --------------  -------------
U.S. Bancorp Piper Jaffray ECM Fund I, LLC               - - -            - - -            - - -            - - -           615,384
800 Nicollet Mall, Suite 800
Minneapolis, MN  55402
Attn:  Greg Geesman
      Senior Business Analyst


Stelios Papadopoulos                                     - - -            - - -            - - -            - - -           153,846
3 Somerset Drive South
Great Neck, NY  11020


Cooper Hill Partners, LLC                                - - -            - - -            - - -            - - -           615,384
230 Park Avenue, 20th Floor
New York, NY 10169


Alexandria Real Estate Equities, L.P.                    - - -            - - -            - - -            - - -            76,923
135 North Los Robles Avenue
Suite 250
Pasadena, CA 91101


The Polinsky Family Trust                                - - -            - - -            - - -            - - -            76,923
1705 El Camino Del Teatro
La Jolla, CA 92037


The Vapnek Living Trust                                  - - -            - - -            - - -            - - -            50,000
414 Plaza Rubio
Santa Barbara, CA 93103


Goldberg Family Trust UTD 5/8/80                         - - -            - - -            - - -            - - -           169,231
6194 La Fremontia
Rancho Santa Fe, CA  92067


Schneider Trust, UTD 1/30/99                             - - -            - - -            - - -            - - -            30,800
2758 Bordeaux Avenue
La Jolla, CA  92037


Maarten Chrispeels                                       - - -            - - -            - - -            - - -            30,770
UCSD
Dept. of Biology
9500 Gilman Drive
La Jolla, CA  92093-0116



                                                                                  STOCKHOLDER STOCK
                                                   ---------------------------------------------------------------------------------
                                                     SERIES A         SERIES B           SERIES C          SERIES D        SERIES E
                                                   ------------    --------------    ---------------   --------------  -------------
The Brown Family Trust                                   - - -            - - -            - - -            - - -           153,846
Utonica
11250 El Camino Real
San Diego, CA  92130


Dennis A. McConnell Living Trust                         - - -            - - -            - - -            - - -            76,923
P.O. Box 920
La Jolla, CA 92038


William Husic                                            - - -            - - -            - - -            - - -            30,769
57 Fairway Crossing
Glastonbury, CT 06033


Yalta Investments, L.P.                                  - - -            - - -            - - -            - - -            30,769
443 Tennyson Avenue
Palo Alto, CA  94301
Attn:  Lev J. Leytes


Pacific Venture Group II, L.P.                           - - -            - - -            - - -            - - -           597,260
114 Pacifica, Suite 270
Irvine, CA  92618


PVG Associates II, L.P.                                  - - -            - - -            - - -            - - -            18,124
114 Pacifica, Suite 270
Irvine, CA  92618


Senvest International LLC                                - - -            - - -            - - -            - - -            76,923
1140 de Maisonneuve Ouest
Montreal, QC  H3A 1M8


Senvest Master Fund L.P.                                 - - -            - - -            - - -            - - -            46,153
1140 de Maisonneuve Ouest
Montreal, QC  H3A 1M8


Robert Mashaal                                           - - -            - - -            - - -            - - -            30,769
5861 Ravenswood
La Jolla, CA  92037

                                    EXHIBIT B

                            CERTAIN HOLDERS OF COMMON STOCK


         STOCKHOLDER                                                    STOCKHOLDER STOCK
         -----------                                                    -----------------
         Dr. Harry Hixson                                                    1,200,000
         Judith W. Zyskind, Ph.D.                                              880,000
         R. Allyn Forsyth, Ph.D.                                               345,000
         Roger Albert Forsyth, M.D.                                              5,000
         Blair Lee Hixson                                                       20,000
         Harry F. Hixson III Trust                                              20,000
         Marie Therese Hixson Trust                                             20,000
         Ashley Hixson Vest                                                     20,000
         Mary Helen Richter                                                     20,000
         Virginia Ann McDonald                                                  20,000
         Therese Grillot Hixson Trust                                           20,000
